GRANITESHARES ETF TRUST

GRANITESHARES FUND	TICKER SYMBOL
GRANITESHARES 2x LONG NVDA Daily ETF	NVDL
GRANITESHARES 2x LONG META Daily ETF	FBL

SUPPLEMENT DATED FEBRUARy 28, 2024

TO THE SUMMARY PRSPECTUSES, PROSPECTUS, AND SATEMENT OF ADDITIONAL INFORMATION (“SAI”)

dated JANUARY 18, 2024, AS LAST REVISED

After the close of the markets on March 12, 2024 (the “Payable Date”), each Fund will effect a forward split of its issued and outstanding shares as follows:

Fund Name	Ticker	CUSIP	Forward Split Ratio	Approximate increase in total number of outstanding shares
GraniteShares 2x Long NVDA Daily ETF	NVDL	38747R827	6 for 1	500%
GraniteShares 2x Long META Daily ETF	FBL	38747R843	5 for 1	400%

As a result of these share splits, shareholders of each Fund will receive six or five, as applicable, shares for each share held of the applicable Fund as indicated in the table above. Accordingly, the number of each Fund’s issued and outstanding shares will increase by the approximate percentage indicated above.

The product tickers and CUSIPs will not be affected by the transactions.

All share splits will apply to shareholders of record as of the close of the NASDAQ Stock Market. (the “NASDAQ”) on March 11, 2024 (the “Record Date”), payable after the close of the NASDAQ on the Payable Date. Shares of the Funds will begin trading on the NASDAQ on a split-adjusted basis in March 13, 2024 (the “Ex-Date”). On the Ex-Date, the opening market value of each Fund’s issued and outstanding shares, and thus a shareholder’s investment value, will not be affected by the share split. However, the per share net asset value (“NAV”) and opening market price on the Ex-Date will be approximately one-sixth or one- fifth, as applicable, for the Funds. The table below illustrates the effect of a hypothetical six-for-one or five-for-one split on a shareholder’s investment.

6-for-1 forward split

Period	# of shares owned	Hypothetical NAV	Total Market Value
Pre-Split	10	US$ 60	US$ 600
Post-Split	60	US$ 10	US$ 600

5-for-1 forward split

Period	# of shares owned	Hypothetical NAV	Total Market Value
Pre-Split	10	US$ 50	US$ 500
Post-Split	50	US$ 10	US$ 500

The Trust’s transfer agent will notify the Depository Trust Company (“DTC”) of the forward split and instruct DTC to adjust each shareholder’s investment(s) accordingly. DTC is the registered owner of the Funds’ shares and maintains a record of the Funds’ record owners.

The share splits will not result in a taxable transaction for holders of the Funds’ shares. No transaction fees will be imposed on shareholders in connection with the share splits.

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Investors Should Retain This Supplement for Future Reference